YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to provide you with this annual report for the Dreyfus Variable Investment Fund -- International Value Portfolio for the 12 months ended December 31, 1998. During that period, the portfolio returned 8.74%* while the Morgan Stanley Capital International Europe Australasia Far East (EAFE(reg.tm)) Index generated a return of 20.00%.** The Fund's return lagged the Index as value stocks generally trailed the markets.

Japan continued to lag the rest of the world, finishing the year more than 50% below its 1989 peak; other Asian markets were mixed but most finished well above their lows, and South Korea, the best Asian market in 1998, nearly doubled in dollar terms. European markets were strong across the board, posting returns averaging close to 20% in dollar terms. Currency fluctuations enhanced returns in 1998 as most foreign currencies appreciated against the U.S. dollar; the Japanese yen was particularly strong with a gain of 14%.

  Our strategy in 1998 was to be well-diversified across countries and sectors and to focus on value stocks. The portfolio was primarily invested in major industrialized countries and exposure to emerging markets was less than 2%.

ECONOMIC AND MARKET ENVIRONMENT

  Economic growth worldwide, with the exception of Asia and parts of Latin America, continued at a healthy pace through the year. Despite solid economic growth, inflation remained under control and interest rates experienced a downward trend in the major industrialized countries. The environment in 1998 was very favorable for stock prices. A major problem last year was the sharp economic reversal in Asia where the tigers (nations such as Thailand, Malaysia and Indonesia) fell victim to overexpansion. However, your Portfolio exposure to the region was limited and damage was minimal.

  In contrast to Asia, European markets were strong across the board. The best returns in Europe were in France and Italy, both up in excess of 40%. Norway, whose economy is based more on natural resources, had negative returns. The
U.K., having surpassed Japan as the second largest stock market in the world (the U.S. is number one) also had a good year, generating a total return of nearly 18%.

  European economies as a whole continued to improve, with Gross Domestic Product (GDP) growth in the 3% range. In anticipation of monetary union, interest rate differentials narrowed and inflation continued to decrease.

  With the new currency comes one central bank, the European Central Bank or ECB.The ECB will be required to set monetary policy for a large but loosely congregated group of countries. It will also have to deal with the politics of eleven sovereign fiscal authorities. Despite the excitement surrounding the arrival of the Euro, there are still differences in financial institutions, industrial structure, labor market flexibility and tax accounting. However, we believe that, on balance, monetary union should be beneficial. Increased product price transparency across the eleven participating countries and the removal of currency risk may encourage companies, which previously preferred to match sales and production in the major markets, to rationalize production on the basis of the relative cost advantage of different locations; European corporations' traditional dependence on commercial bank finance should give way to cheaper and more easily accessible and flexible capital market financing. We believe that the introduction of the Euro could increase openness in pricing and disclosure, raise earnings and improve corporate performance.

  In terms of the equity markets, we believe that the environment is still favorable in Europe. Although valuations are not cheap relative to their historical norm, they still compare favorably with the U.S. In terms of book value and price-to-cash flow, Europe is still at a discount to the U.S. and the higher price-to-earnings ratio can largely be explained by the more conservative accounting practices. Furthermore, we believe that there is a great deal of potential for improved profitability at the corporate level. Share buybacks and corporate restructuring are just now beginning in Europe, whereas in the U.S., the process has been under way for several years.

  At the other extreme, the problems in Asia are still with us. However, there are signs of improvement on the horizon. Thailand and Korea appear to us to be in the very early recovery stage. Japan is still in a long recession but the government is finally taking steps to address some of its problems. In 1998 we saw several major corporate bankruptcies and two large banks (Long Term Credit Bank of Japan and Nippon Credit Bank LTD) were taken over by the government. It appears that these developments forced the government to finally recognize the size and scope of the banking crisis. The Japanese government set aside 60 trillion yen (approximately 500 billion U.S. dollars) to inject into the banking system and enable the banks to perform needed functions.

Very recently we finally started to see some positive signs in Japan. Sales of personal computers are strong, increasing 8% between July and September. Sales at electronics stores began to rise on the strength of rising demand for televisions, video cassette recorders, washing machines and refrigerators. Public works startups rose 37% in September and 13% in October. Honda motor is barely able to meet demand for minicars despite increased capacity. Unlike other major stock markets worldwide, Japan is still languishing near a 14-year low.

PORTFOLIO FOCUS

  Our strategy has been to seek undervalued securities with sound fundamentals and improving earnings momentum. In 1998 this strategy did not enhance performance as large capitalization growth stocks led most major stock markets. As a result, the price-to-earnings differential between growth stocks and value stocks has widened considerably. We believe that, in the long term, this could provide opportunities in value stocks. As of year-end, the portfolio was well-diversified with holdings in 20 foreign countries. Investments were primarily in major industrialized countries and exposure to emerging markets was under 2%.

  Holdings in emerging markets were kept low due to volatility and turmoil in most of those markets. As valuations continue to shrink, we will search for opportunities when we determine that conditions have begun to stabilize. However, looking ahead to 1999, we currently expect to continue our emphasis on major developed markets.

  We appreciate the opportunity to serve your investment needs.

               Sincerely,


               [Sandor Cseh signature]

               Sandor Cseh

               Portfolio Manager

January 11, 1999

New York, N.Y.

*Total returns include reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges
and  expenses  imposed  in   connection  with  investing  in  variable insurance
contracts, which will reduce returns.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of dividends and, where applicable, capital gains distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(reg.tm)) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index is the property of Morgan Stanley & Co., Incorporated. The Standard & Poor' s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO  DECEMBER 31,
1998
-----------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO AND THE MORGAN STANLEY CAPITAL
      INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX

                                    Dollars

$12,232

Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index*

$12,224

Dreyfus Variable Investment Fund, International Value Portfolio

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

                 One Year Ended        From Inception (5/1/96)

                December 31, 1998       to December 31, 1998

              ____________________   __________________________

                      8.74%                     7.81%
---------------

Past performance is not predictive of future performance.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

The  above  graph  compares  a  $10,000  investment  made  in  Dreyfus  Variable
Investment Fund, International Value Portfolio on 5/1/96 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm) )) Index on that date. All dividends and
capital    gain    distributions    are    reinvested.

The Portfolio' s performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    DECEMBER 31, 1998

Common Stocks--95.9%                                                                          Shares                 Value
-------------------------------------------------------------------------------           -------------         ---------------
                    Argentina--.6%  YPF Sociedad Anonima, ADS  . . . . . . . . .                  4,700         $       131,305
                                                                                                                  _____________

                     Australia--2%  Australia and New Zealand Banking  . . . . .                 31,704                 207,392

                                    Boral  . . . . . . . . . . . . . . . . . . .                 46,220                  65,679

                                    Pacific Dunlop . . . . . . . . . . . . . . .                 85,988                 139,043
                                                                                                                  _____________

                                                                                                                        412,114
                                                                                                                  _____________

                      Denmark--.7%  Jyske Bank . . . . . . . . . . . . . . . . .                  1,600                 154,529
                                                                                                                  _____________

                      Finland--.9%  Kesko Oyj  . . . . . . . . . . . . . . . . .                 13,000                 193,842
                                                                                                                  _____________

                     France--10.3%  ALSTHOM, ADS . . . . . . . . . . . . . . . .                  5,410                 125,783

                                    Air Liquide  . . . . . . . . . . . . . . . .                  1,425                 261,470

                                    Bongrain . . . . . . . . . . . . . . . . . .                    355                 158,874

                                    Compagnie Generale des Etablissements
                                      Michelin, Cl. B  . . . . . . . . . . . . .                  4,051                 162,078

                                    Dexia France . . . . . . . . . . . . . . . .                  1,300                 200,369

                                    Elf Aquitaine, ADS . . . . . . . . . . . . .                  5,000                 283,125

                                    Guyenne et Gascogne  . . . . . . . . . . . .                    500                 224,303

                                    Pechiney, Cl. A  . . . . . . . . . . . . . .                  3,700                 120,878

                                    Societe Generale, Cl. A  . . . . . . . . . .                  1,628                 263,746

                                    Thompson CSF . . . . . . . . . . . . . . . .                  5,024                 215,846

                                    Usinor . . . . . . . . . . . . . . . . . . .                 11,000                 122,185
                                                                                                                  _____________

                                                                                                                      2,138,657
                                                                                                                  _____________

                    Germany--11.6%  Bayer  . . . . . . . . . . . . . . . . . . .                  7,000                 292,297

                                    Deutsche Bank  . . . . . . . . . . . . . . .                  3,600                 211,924

                                    Deutsche Lufthansa . . . . . . . . . . . . .                  8,500                 187,800

                                    GEA  . . . . . . . . . . . . . . . . . . . .                  6,500                 196,296

                                    Hoechst  . . . . . . . . . . . . . . . . . .                  5,400                 224,027

                                    KM Europa Metal  . . . . . . . . . . . . . .                  1,600                  92,219

                                    Merck KGaA . . . . . . . . . . . . . . . . .                  6,000                 270,173

                                    Siemens  . . . . . . . . . . . . . . . . . .                  4,800                 309,798

                                    Tarkett Sommer . . . . . . . . . . . . . . .                  3,500                  42,657

                                    VEBA . . . . . . . . . . . . . . . . . . . .                  6,600                 395,065

                                    Volkswagen . . . . . . . . . . . . . . . . .                  2,100                 167,687
                                                                                                                  _____________

                                                                                                                      2,389,943

                                                                                                                  _____________

                       Greece--.7%  Hellenic Telecommunication Organization, GDR                 11,000(a)              145,750

                                                                                                                  _____________

                   Hong Kong--1.4%  Henderson Investment . . . . . . . . . . . .                200,000                 117,463

                                    HongKong Electric  . . . . . . . . . . . . .                 60,000                 182,004

                                                                                                                  _____________

                                                                                                                        299,467

                                                                                                                  _____________

                       Italy--3.9%  ENI, ADS . . . . . . . . . . . . . . . . . .                  4,700                 318,425

                                    San Paulo-IMI, ADR . . . . . . . . . . . . .                  3,918                 140,069

                                    Telecom Italia . . . . . . . . . . . . . . .                 57,000                 358,224

                                                                                                                  _____________

                                                                                                                        816,718

                                                                                                                  _____________

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

Common Stocks (continued)                                                                     Shares                 Value
-------------------------------------------------------------------------------           -------------         ---------------

                      Japan--25.8%  Canon  . . . . . . . . . . . . . . . . . . .                 13,000         $       277,268

                                    Credit Saison  . . . . . . . . . . . . . . .                 12,400                 304,990

                                    Dai-Tokyo Fire & Marine Insurance  . . . . .                 45,000                 158,968

                                    Fuji Machine Manufacturing . . . . . . . . .                  6,000                 189,172

                                    Honda Motor  . . . . . . . . . . . . . . . .                  6,000                 196,591

                                    Ito-Yokado . . . . . . . . . . . . . . . . .                  4,000                 279,078

                                    Kao  . . . . . . . . . . . . . . . . . . . .                 18,000                 405,370

                                    Mabuchi Motor  . . . . . . . . . . . . . . .                  4,400                 336,130

                                    Marubeni . . . . . . . . . . . . . . . . . .                 71,000                 121,646

                                    Matsumotokiyoshi . . . . . . . . . . . . . .                  5,000                 192,970

                                    Minebea  . . . . . . . . . . . . . . . . . .                 29,000                 331,414

                                    Mitsubishi Heavy Industries  . . . . . . . .                 37,000                 143,778

                                    Murata Manufacturing . . . . . . . . . . . .                  7,000                 289,941

                                    NAMCO  . . . . . . . . . . . . . . . . . . .                  6,000                 120,286

                                    Nichiei  . . . . . . . . . . . . . . . . . .                  3,050                 242,427

                                    Nishimatsu Construction  . . . . . . . . . .                 20,000                 116,577

                                    Rinnai . . . . . . . . . . . . . . . . . . .                 12,000                 209,414

                                    Rohm . . . . . . . . . . . . . . . . . . . .                  2,000                 181,754

                                    Sankyo . . . . . . . . . . . . . . . . . . .                  6,500                 108,496

                                    Sekisui Chemical . . . . . . . . . . . . . .                 30,000                 201,360

                                    Sony . . . . . . . . . . . . . . . . . . . .                  4,000                 290,736

                                    Toshiba  . . . . . . . . . . . . . . . . . .                 34,000                 202,084

                                    Toyota Motor . . . . . . . . . . . . . . . .                  5,000                 135,565

                                    Yamanouchi Pharmaceutical  . . . . . . . . .                  9,000                 289,323

                                                                                                                  _____________

                                                                                                                      5,325,338

                                                                                                                  _____________

                 Netherlands--7.9%  ABN-AMRO . . . . . . . . . . . . . . . . . .                 13,364                 281,280

                                    Akzo Nobel, ADS  . . . . . . . . . . . . . .                  5,200                 232,050

                                    Buhrmann . . . . . . . . . . . . . . . . . .                  8,900                 159,344

                                    Hollandsche Beton Groep  . . . . . . . . . .                 11,179                 138,196

                                    Hunter Douglas . . . . . . . . . . . . . . .                  5,547                 183,846

                                    KPN, ADR . . . . . . . . . . . . . . . . . .                  4,611                 231,703

                                    Koninklijke (Royal) Philips Electronics, ADR . .              2,700                 182,756

                                    Stork  . . . . . . . . . . . . . . . . . . .                  5,500                 125,726

                                    TNT Post, ADR  . . . . . . . . . . . . . . .                  3,090                 100,425

                                                                                                                  _____________

                                                                                                                      1,635,326

                                                                                                                  _____________

                  New Zealand--.3%  Fletcher Challenge Paper . . . . . . . . . .                 99,596                  66,557

                                                                                                                  _____________

                       Norway--.4%  Fred Olsen Energy  . . . . . . . . . . . . .                  7,000(a)               43,105

                                    Orkla, Cl. B . . . . . . . . . . . . . . . .                  2,800                  36,502

                                                                                                                  _____________

                                                                                                                         79,607

                                                                                                                  _____________

                         Peru--.3%  Telefonica del Peru, ADS . . . . . . . . . .                  5,000                  63,438

                                                                                                                  _____________

                     Portugal--.6%  Banco Pinto & Sotto Mayor  . . . . . . . . .                  6,160                 116,791

                                                                                                                  _____________

                    Singapore--.9%  Development Bank of Singapore  . . . . . . .                 20,200                 182,302

                                                                                                                  _____________

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

Common Stocks (continued)                                                                     Shares                 Value
-------------------------------------------------------------------------------           -------------         ---------------

                       Spain--6.4%  Banca Popular Espanol  . . . . . . . . . . .                  3,200         $       241,645

                                    Corporation Bancaria de Espana, ADS  . . . .                  3,400                 175,100

                                    Endesa . . . . . . . . . . . . . . . . . . .                  8,300                 220,247

                                    Gas y Electridad . . . . . . . . . . . . . .                  3,300                 330,709

                                    Repsol, ADS  . . . . . . . . . . . . . . . .                  6,400                 349,600

                                                                                                                  _____________

                                                                                                                      1,317,301

                                                                                                                  _____________

                      Sweden--1.6%  Autoliv  . . . . . . . . . . . . . . . . . .                  7,200                 257,877

                                    Scania, Cl. A  . . . . . . . . . . . . . . .                  3,500                  64,186

                                                                                                                  _____________

                                                                                                                        322,063

                                                                                                                  _____________

                 Switzerland--4.9%  Barry Callebaut  . . . . . . . . . . . . . .                    502                 113,991

                                    Forbo  . . . . . . . . . . . . . . . . . . .                    500                 218,341

                                    Sulzer . . . . . . . . . . . . . . . . . . .                    330                 200,786

                                    Swisscom . . . . . . . . . . . . . . . . . .                    470(a)              196,689

                                    UBS  . . . . . . . . . . . . . . . . . . . .                    900                 276,419

                                                                                                                  _____________

                                                                                                                      1,006,226

                                                                                                                  _____________

             United Kingdom--14.2%  BOC Group  . . . . . . . . . . . . . . . . .                 12,667                 180,500

                                    British Airway . . . . . . . . . . . . . . .                  6,234                  41,884

                                    British Airway, ADS  . . . . . . . . . . . .                  1,150                  77,984

                                    Bunzl  . . . . . . . . . . . . . . . . . . .                 62,183                 242,269

                                    Laird Group  . . . . . . . . . . . . . . . .                 29,700                  80,261

                                    LucasVarity  . . . . . . . . . . . . . . . .                 48,819                 162,279

                                    Medeva . . . . . . . . . . . . . . . . . . .                 42,000                  74,506

                                    Morgan Crucible  . . . . . . . . . . . . . .                 23,790                 108,858

                                    PowerGen . . . . . . . . . . . . . . . . . .                 24,986                 327,251

                                    Rio Tinto  . . . . . . . . . . . . . . . . .                 18,002                 208,620

                                    Royal & Sun Alliance Insurance Group . . . .                 31,405                 255,516

                                    Safeway  . . . . . . . . . . . . . . . . . .                 58,950                 295,154

                                    Stakis . . . . . . . . . . . . . . . . . . .                 92,000                 152,527

                                    Standard Chartered . . . . . . . . . . . . .                 22,000                 254,040

                                    Storehouse . . . . . . . . . . . . . . . . .                 73,576                 165,895

                                    Tomkins  . . . . . . . . . . . . . . . . . .                 66,440                 312,278

                                                                                                                  _____________

                                                                                                                      2,939,822

                                                                                                                  _____________

                United States--.5%  Pharmacia & Upjohn . . . . . . . . . . . . .                  1,800                 101,925

                                                                                                                  _____________

                                    TOTAL COMMON STOCKS

                                       (cost $19,457,455)  . . . . . . . . . . .                                  $  19,839,021

                                                                                                                  _____________


Preferred Stocks--.5%
-------------------------------------------------

             Germany; Rheinmetall

                                       (cost $97,134)  . . . . . . . . . . . . .                  5,500         $       103,356
                                                                                                                  _____________

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

                                                                                             Principal

Short-Term Investments--6.9%                                                                  Amount                 Value
-------------------------------------------------------------------------------           -------------        ----------------

              U.S. Treasury Bills:  4.37%, 1/21/99 . . . . . . . . . . . . . . .           $    408,000           $     407,002

                                    4.38%, 3/18/99 . . . . . . . . . . . . . . .                596,000                 590,725

                                    4.46%, 4/1/99  . . . . . . . . . . . . . . .                435,000                 430,259

                                                                                                                   ____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                       (cost $1,427,642) . . . . . . . . . . . .                                   $  1,427,986

                                                                                                                   ____________


TOTAL INVESTMENTS (cost $20,982,231) . . . . . . . . . . . . . . . . . . . . . .                 103.3%             $21,370,363
                                                                                                _______            ____________

LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . .                  (3.3%)           $   (690,373)
                                                                                                _______            ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 100.0%             $20,679,990
                                                                                                _______            ____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________
ASSETS:                    Investments in securities--See Statement of Investments . . . .        $20,982,231       $21,370,363

                           Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              135,850

                           Cash denominated in foreign currencies  . . . . . . . . . . . .            386,230           389,146

                           Receivable for investment securities sold . . . . . . . . . . .                               80,121

                           Dividends receivable  . . . . . . . . . . . . . . . . . . . . .                               49,580

                           Prepaid expenses  . . . . . . . . . . . . . . . . . . . . . . .                                   89
                                                                                                                   ____________

                                                                                                                     22,025,149
                                                                                                                   ____________

LIABILITIES:               Due to The Dreyfus Corporation and affiliates . . . . . . . . .                               17,781

                           Payable for shares of Beneficial Interest redeemed  . . . . . .                            1,300,000

                           Accrued expenses  . . . . . . . . . . . . . . . . . . . . . . .                               27,378
                                                                                                                   ____________

                                                                                                                      1,345,159
                                                                                                                   ____________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $20,679,990
                                                                                                                   ____________

REPRESENTED BY:            Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . .                          $20,155,800

                           Accumulated undistributed investment income--net  . . . . . . .                               37,223

                           Accumulated net realized gain (loss) on investments . . . . . .                               93,432

                           Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions . . . . . . . . . . . . . . . . . . . . .                              393,535
                                                                                                                   ____________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $20,679,990
                                                                                                                   ____________


SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                            1,538,085

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $13.45
                                                                                                                        _______










                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
INCOME:                          Cash dividends (net of $51,588 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . . . . . .         $  436,064

                                 Interest  . . . . . . . . . . . . . . . . . . . . . . . .             66,663

                                                                                                  ___________

                                        Total Income . . . . . . . . . . . . . . . . . . .                           $  502,727

EXPENSES:                        Investment advisory fee--Note 3(a)  . . . . . . . . . . .            225,035

                                 Custodian fees  . . . . . . . . . . . . . . . . . . . . .             28,138

                                 Auditing fees . . . . . . . . . . . . . . . . . . . . . .             20,784

                                 Prospectus and shareholders' reports  . . . . . . . . .               13,888

                                 Trustees' fees and expenses--Note 3(b)  . . . . . . . .                  455

                                 Registration fees . . . . . . . . . . . . . . . . . . . .                430

                                 Shareholder servicing costs . . . . . . . . . . . . . . .                330

                                 Legal fees  . . . . . . . . . . . . . . . . . . . . . . .                310

                                 Loan commitment fees--Note 2  . . . . . . . . . . . . . .                 97

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .                966

                                                                                                  ___________

                                        Total Expenses . . . . . . . . . . . . . . . . . .                              290,433

                                                                                                                    ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              212,294

                                                                                                                    ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments and
                                    foreign currency transactions  . . . . . . . . . . . .         $1,774,974

                                 Net realized gain (loss) on forward currency
                                    exchange contracts . . . . . . . . . . . . . . . . . .            (60,354)

                                                                                                  ___________

                                        Net Realized Gain (Loss) . . . . . . . . . . . . .                            1,714,620

                                 Net unrealized appreciation (depreciation) on investments
                                    and foreign currency transactions  . . . . . . . . . .                             (120,484)

                                                                                                                    ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                            1,594,136

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                             $1,806,430

                                                                                                                    ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Year Ended              Year Ended

                                                                                   December 31, 1998      December 31, 1997
                                                                                   __________________     __________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $      212,294         $      100,487

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .            1,714,620                372,825

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .             (120,484)               320,950

                                                                                        _____________          _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .            1,806,430                794,262

                                                                                        _____________          _____________

DIVIDENDS TO SHAREHOLDERS:

  From investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . .             (175,934)               (99,919)

  From net realized gain on investments  . . . . . . . . . . . . . . . . . . . .           (1,514,812)              (390,614)

  In excess of net realized gain on investments  . . . . . . . . . . . . . . . .                   --               (106,376)

                                                                                        _____________          _____________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (1,690,746)              (596,909)

                                                                                        _____________          _____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .           13,646,748             10,934,432

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,690,746                596,909

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ (13,789,635)              (739,686)

                                                                                        _____________          _____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions .            1,547,859             10,791,655

                                                                                        _____________          _____________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .            1,663,543             10,989,008

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           19,016,447              8,027,439

                                                                                        _____________          _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 20,679,990           $ 19,016,447

                                                                                        _____________          _____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . .       $       37,223      $             863

                                                                                        _____________          _____________


                                                                                           Shares                 Shares
                                                                                        _____________          _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              954,460                794,420

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .              128,159                 44,979

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (958,695)               (52,186)
                                                                                        _____________          _____________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . .              123,924                787,213
                                                                                        _____________          _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                     Year Ended December 31,

                                                                                         ___________________________________

PER SHARE DATA:                                                                           1998           1997          1996(1)
                                                                                        _______        _______         _______
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . .             $13.45         $12.80          $12.50

                                                                                        _______        _______         _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . .                .14            .07             .08

   Net realized and unrealized gain (loss) on investments  . . . . . . . . .               1.01           1.03             .34
                                                                                        _______        _______         _______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . . .               1.15           1.10             .42
                                                                                        _______        _______         _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . . .               (.12)          (.07)           (.08)

   Dividends from net realized gain on investments . . . . . . . . . . . . .              (1.03)          (.30)           (.04)

   Dividends in excess of net realized gain on investments . . . . . . . . .               --             (.08)           --
                                                                                        _______        _______         _______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .              (1.15)          (.45)           (.12)
                                                                                        _______        _______         _______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . .             $13.45         $13.45          $12.80
                                                                                        _______        _______         _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . . . . .               8.74%          8.71%           3.41%(2,3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . . . . .               1.29%          1.42%           1.01%(2)

   Ratio of net investment income to average net assets  . . . . . . . . . .                .94%           .74%            .76%(2)

   Decrease reflected in above expense ratios due to
       undertakings by The Dreyfus Corporation . . . . . . . . . . . . . . .                 --             --             .34%(2)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . .              42.14%         25.67%          24.48%(2)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . .            $20,680        $19,016          $8,027

---------

(1) From April 30, 1996 (commencement of operations) to December 31, 1996.

(2) Not annualized.

(3) Calculated based on net asset value on the close of business on May 1, 1996
(commencement of initial offering) to December 31, 1996.








                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

NOTES    TO    FINANCIAL    STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the International Value Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

   As of December 31, 1998, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held 102,845 shares of the Series.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Series received net earnings credits of $254 during the period ended December 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

   (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

   The Series participates with other Dreyfus-managed Funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1998, the Series did not borrow under the Facility.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the Series' average daily net assets and is payable monthly.

   The  Series  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and
facilities   to   perform   transfer   agency   services   for   the   Series.

   (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

   (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1998 amounted to $9,919,595 and $8,633,186, respectively.

   The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 1998, there were no forward currency exchange contracts outstanding.

   (B) At December 31, 1998, accumulated net unrealized appreciation on investments was $388,132, consisting of $2,479,383 gross unrealized appreciation and $2,091,251 gross unrealized depreciation.

At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Value Portfolio (one of the Series constituting Dreyfus Variable Investment Fund) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Value Portfolio at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.




New York, New York

February 4, 1999

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Series elects to provide each shareholder with their portion of the Series' foreign taxes paid and the income sourced from foreign countries. Accordingly, the Series hereby makes the following designations regarding its fiscal year ended December 31, 1998:

  -- the total amount of taxes paid to foreign countries was $51,588.

  -- the total amount of income sourced from foreign countries was $485,566.

  -- of the $1.186 per share dividends and distributions paid during the year ended December 31, 1998, the portion applicable to foreign taxes paid is $.035 per share.

  Additionally, for Federal tax purposes the Series hereby designates $.682 per share as a long-term capital gain distribution of the $1.125 per share paid on December 21, 1998 and also designates $.020 per share as a long-term capital gains distribution of the $.026 per share paid on March 31, 1998. The Series also designates .93% of the ordinary dividends paid during the fiscal year ended December 31, 1998 as qualifying for the corporate dividends received deduction.


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS VARIABLE INVESTMENT FUND,

INTERNATIONAL VALUE PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                             152AR9812

Variable

Investment Fund,

INTERNATIONAL VALUE

PORTFOLIO

Annual Report

December 31, 1998